THIRD AMENDMENT TO $50,000,000 AMENDED
                          AND RESTATED CREDIT AGREEMENT

         THIRD AMENDMENT TO $50,000,000 AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of the 13th day of April, 1999 and entered into among GCI HOLDINGS, INC., an Alaskan corporation (herein, together with its successors and assigns, called the "Borrower"), the Lenders (as defined in the Credit Agreement as defined below), NATIONSBANK, N.A., dba Bank of America, National Association, a national banking association, as Administrative Agent for itself and the Lenders (the "Administrative Agent"), CREDIT LYONNAIS NEW YORK BRANCH, as Documentation Agent and TD SECURITIES (USA), INC. as Syndication Agent.

                                   WITNESSETH:

         WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into a $50,000,000 Amended and Restated Credit Agreement, dated November 14, 1997, as amended by that certain Consent and First Amendment, dated January 27, 1998 and by that certain Second Amendment to Amended and Restated Credit Agreement dated as of July 3, 1998 (as amended and as further amended, restated or otherwise modified from time to time, the "Credit Agreement") and a $200,000,000 Amended and Restated Credit Agreement, dated as of November 14, 1997 (as amended by that certain Consent and First Amendment, dated January 27, 1998 and that certain Second Amendment to Amended and Restated Credit Agreement dated as of July 3, 1998 and as further amended, restated or otherwise modified from time to time, the "Revolver/Term Credit Agreement");

         WHEREAS, the Borrower has requested that, among other things, certain financial covenants of the Credit Agreement be amended;

         WHEREAS, the Lenders, the Administrative Agent and the Borrower have agreed to modify the Credit Agreement upon the terms and conditions set forth below;

         NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

         SECTION 1.  Definitions.

         (a) In General. Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

         (b) Definition of Applicable Margin . The definition of "Applicable Margin" in Article I of the Credit Agreement is amended and restated in its entirety as follows:

         "Applicable Margin" means (i) with respect to the Base Rate Advances under the Facility, 1.375% per annum and (ii) with respect to LIBOR Advances under the Facility, 2.500% per annum. Notwithstanding the foregoing, effective three Business Days after receipt by the Administrative Agent from the Borrower of a Compliance Certificate delivered to the Lenders for any reason and demonstrating a change in the Total Leverage Ratio to an amount so that another Applicable Margin should be applied pursuant to the table set forth below, the Applicable Margin for each type of Advance shall mean the respective amount set forth below opposite such relevant Total Leverage Ratio in Columns A and B below, in each case until the first succeeding Quarterly Date which is at least three Business Days after receipt by the Administrative Agent from the Borrower of a Compliance Certificate, demonstrating a change in the Total Leverage Ratio to an amount so that another Applicable Margin shall be applied; provided that, if there exists a Default or if the Total Leverage Ratio shall at any time be greater than or equal to 6.50 to 1.00, the Applicable Margin shall again be the respective amounts first set forth in this definition; provided further, that the Applicable Margin in effect on the Closing Date shall be determined pursuant to a Compliance Certificate delivered on the Closing Date, provided, further, that if the Borrower fails to deliver any financial statements to the Administrative Agent within the required time periods set forth in Sections 6.05(a) and Section 6.05(b) hereof, the Applicable Margin shall again be the respective amounts first set forth in this definition until the date which is three Business Days after the Administrative Agent receives financial statements from the Borrower which demonstrate that another Applicable Margin should be applied pursuant to the table set forth below; and provided further, that the Applicable Margin shall never be a negative number.

                                                                       Column A         Column B

Total Leverage Ratio                                                   Base Rate        LIBOR
--------------------                                                   ---------        -----
Greater than or equal to
6.50 to 1.00                                                           1.375%           2.500%

Greater than or equal to
6.00 to 1.00 but less than
6.50 to 1.00                                                           1.000%           2.125%

Greater than or equal to
5.50 to 1.00 but less than
6.00 to 1.00                                                           0.750%           1.875%

Greater than or equal to
5.00 to 1.00 but less than
5.50 to 1.00                                                           0.500%           1.625%

Greater than or equal to
4.50 to 1.00 but less than
5.00 to 1.00                                                           0.250%           1.375%

Greater than or equal to
4.00 to 1.00 but less than
4.50 to 1.00                                                           0.000%           1.250%

Less than                                                              0.000%           1.000%
4.00 to 1.00

         (c) Definition of Operating Cash Flow. The definition of "Operating Cash Flow" in Article I of the Credit Agreement is amended and restated in its entirety as follows:

                  "Operating Cash Flow" means, for the Borrower and the Restricted Subsidiaries, for any period, determined in accordance with GAAP, the consolidated net income (loss) for such period taken as a single accounting period, excluding extraordinary gains and losses, plus the sum of the following amounts for such period to the extent included in the determination of such consolidated net income: (a) depreciation expense, (b) amortization expense and other non-cash charges reducing income, (c) Net Total Interest Expense, (d) cash income tax expense for the Borrower and Restricted Subsidiaries, (e) deferred income Taxes for the Borrower and Restricted Subsidiaries, plus (f) for the fiscal quarter in which the Borrower purchases the transponders pursuant to that certain Transponder Purchase Agreement for Galaxy X, dated August 24, 1995, among GCI Communication Corp. and Hughes Communications Galaxy, Inc., now held by PanAmSat Corp., as assignee, and that certain Transponder Service Agreement, dated August 24, 1995, among General Communication Corp. and Hughes Communications Satellite Services, Inc. (the "Galaxy X Transponders"), now held by PanAmSat Corp., as assignee, the annualized amount of economic savings of the Borrower resulting from the Borrower's direct purchase of such Galaxy X Transponders instead of leasing such Galaxy X Transponders from GCI Satellite Co., Inc. and leasing transponders from other providers; provided, the calculation is made after giving effect to acquisitions and dispositions of assets of the Borrower or any Restricted Subsidiary during such period as if such transactions had occurred on the first day of such period. In calculating Operating Cash Flow for determination of compliance with financial covenants beginning with the fiscal quarter ending March 31, 1999, losses from local telephone businesses shall be offset by amounts not exceeding $20,000,000 contributed to the Borrower from the net proceeds of any offering of preferred stock issued by GCI. The amount attributable to such net proceeds which is available for such offset shall be reduced by the amount of net proceeds actually used for such offset in determining compliance with financial covenants as permitted in the immediately preceding sentence.


         SECTION 2. Amendment to Section 7.01(a). Section 7.01(a) in Article VII of the Credit Agreement is amended and restated in its entirety to read as follows:

         (a) Total Leverage Ratio. At all times during the term hereof, the Total Leverage Ratio shall not be greater during the following time periods than the ratio set forth opposite such time periods:

                       Time Period                                 Maximum Ratio
                       -----------                                 -------------
                  From the Closing Date
                  through June 30, 1999                            7.00 to 1.00

                  July 1, 1999 through
                  March 31, 2000                                   6.25 to 1.00

                  April 1, 2000 and thereafter                     5.50 to 1.00

         SECTION 3. Amendment to Section 7.01(c). Section 7.01(c) in Article VII of the Credit Agreement is amended and restated in its entirety as follows:

         (c) Interest Coverage Ratio. At all times during the term hereof, the Interest Coverage Ratio shall not be less during the following time periods than the ratio set forth opposite such time periods:

                           Time Period                             Minimum Ratio
                           -----------                             -------------
         From the Closing Date through September 30, 1999          1.50 to 1.00
         October 1, 1999 through March 31, 2000                    1.75 to 1.00
         April  1, 2000 and thereafter                             2.00 to 1.00

         SECTION 4. Amendment to Section 7.01(f). Section 7.01(f) in Article VII of the Credit Agreement is amended and restated in its entirety as follows:

                  (f) Capital Expenditures. Capital Expenditures (not including any Galaxy X Transponder (as defined in the definition of Operating Cash Flow) purchases) paid or incurred by the Borrower and the Restricted Subsidiaries shall not exceed, in the aggregate, the following amounts during the following years, provided that, any unused portion for any such year may be used during the following fiscal year only (but not thereafter):

                  Fiscal Year                                     Maximum Amount
                  -----------                                     --------------
                  1998                                            $90,000,000
                  1999                                            $35,000,000
                  2000                                            $35,000,000
                  2001 and thereafter                             Not Applicable

         In addition, Capital Expenditures for the purpose of purchasing satellite transponders may be made, provided no Default or Event of Default exists or would result therefrom in the aggregate amount throughout the term of this Agreement of $45,000,000 (excluding the Galaxy X Transponder down payment of $9,100,000).

         SECTION 5. Amendment to Section 8.01. Section 8.01 in Article VIII of the Credit Agreement is amended by deleting the "or" before subparagraph (x), deleting the period at the end of subparagraph (x) and substituting ", or" instead, and adding the following subparagraph (y):

         (y) the Borrower shall not have received $20,000,000 in proceeds of preferred stock offering of GCI (the terms of which shall provide for payment in kind dividends for three years from the date of issuance and cash payments thereafter, so long as the Total Leverage Ratio is less than 5.00 to 1.00 and no Default or Event of Default exists or would result therefrom) by May 31, 1999.

         SECTION 6. Conditions Precedent. This Third Amendment shall not be effective until the Administrative Agent shall have determined in its sole discretion that all proceedings of the Borrower taken in connection with this Third Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Agent and the Borrower has satisfied the following conditions:

                  (a) the Borrower shall have delivered to the Administrative Agent a loan certificate of the Borrower certifying (i) as to the accuracy of its representations and warranties set forth in Article V of the Credit Agreement, as amended by this Third

         Amendment and the other Loan Papers, (ii) that there exists no Default or Event of Default, and the execution, delivery and performance of this Third Amendment will not cause a Default or Event of Default,
         (iii) as to resolutions authorizing the Borrower to execute, deliver and perform this Third Amendment and all Loan Papers and other documents and instruments delivered or executed in connection with this Third Amendment, (iv) that it has complied with all agreements and conditions to be complied with by it under the Credit Agreement, the other Loan Papers and this Third Amendment by the date hereof and (v) that it has received all consents, amendments and waivers from all Persons necessary or required, if any, to (A) enter into this Amendment or (B) effectuate the amendments set forth above, including, without limitation, under the Indenture and related documentation and under the AUSP Credit Agreement and related documentation;

                  (b) the Borrower shall have delivered to the Administrative Agent and Lenders legal opinions from counsel to the Borrower and its Restricted Subsidiaries regarding this Third Amendment and such other matters as reasonably requested by Special Counsel, including, without limitation, opinions regarding the waivers, consents and amendments in connection with the Indenture and AUSP Credit Agreement, and the related agreements;

                  (c) the Borrower shall have received a firm commitment for at least $20,000,000 in proceeds from the preferred stock offering by GCI;

                  (d) the Borrower shall have delivered such other documents, instruments, and certificates, in form and substance satisfactory to the Administrative Agent, as the Administrative Agent shall deem necessary or appropriate in connection with this Third Amendment and the transactions contemplated hereby;

                  (e) the Revolving Commitment shall permanently reduce to $150,000,000; and

                  (f) the Borrower shall have paid all fees and expenses of the Administrative Agent and the Lenders, including without limitation, payment of an amendment fee, subject to 10.08 of the Credit Agreement, to each Lender (to the extent it executes and delivers this Third Amendment by April 16, 1999) of .25% of its Specified Percentage of the aggregate amount of Revolving Commitment and Revolver\Term Commitment.

         SECTION 7. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent that (a) this Third Amendment constitutes its legal, valid, and binding obligation, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Default or Event of Default under the Credit Agreement, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof, and (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect.

         SECTION 8. Entire Agreement; Ratification. THE CREDIT AGREEMENT AND THE LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS MODIFIED OR SUPPLEMENTED HEREBY, THE CREDIT AGREEMENT, THE OTHER LOAN PAPERS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.

         SECTION 9. Counterparts. This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

         SECTION 10. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS.

         SECTION 11. CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR TEXAS STATE COURT SITTING IN DALLAS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN PAPERS AND THE BORROWER IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN PAPER SHALL BE BROUGHT ONLY IN A COURT IN DALLAS, TEXAS.

         SECTION 12. WAIVER OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN PAPER OR THE RELATIONSHIP ESTABLISHED THEREUNDER.


================================================================================

             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
================================================================================

         IN WITNESS WHEREOF, this Third Amendment to Amended and Restated Credit Agreement is executed as of the date first set forth above.

                                       GCI HOLDINGS, INC.



                                       By:
                                       Its:



                                       NATIONSBANK,  N.A.,  dba Bank of America,
                                       National  Association,  Individually as a
                                       Lender and as Administrative Agent



                                       By:
                                       Its:



                                       CREDIT  LYONNAIS  NEW  YORK  BRANCH,   as
                                       Documentation Agent and Individually as a Lender



                                       By:
                                       Its:



                                       TD SECURITIES (USA), INC., as Syndication
                                       Agent



                                       By:
                                       Its:

                                       TORONTO    DOMINION    (TEXAS),     INC.,
                                       Individually as a Lender



                                       By:
                                       Its:


                                       COBANK, ACB, Individually as a Lender



                                       By:
                                       Its:


                                       By:
                                       Its:



                                       BANQUE PARIBAS, Individually as a Lender



                                       By:
                                       Its:



                                       By:
                                       Its:


                                       GENERAL  ELECTRIC  CAPITAL   CORPORATION,
                                       Individually as a Lender



                                       By:
                                       Its:




                                       THE LONG-TERM CREDIT BANK OF JAPAN, LTD.,
                                       LOS  ANGELES  AGENCY,  Individually  as a
                                       Lender

                                       By:
                                       Its:



                                       UNION   BANK   OF    CALIFORNIA,    N.A.,
                                       Individually as a Lender




                                       By:
                                       Its:



                                       BANK OF HAWAII, Individually as a Lender




                                       By:
                                       Its:



                                       THE BANK OF NEW YORK,  Individually  as a
                                       Lender




                                       By:
                                       Its:





                                       BANQUE NATIONALE DE PARIS, Individually as a Lender




                                       By:
                                       Its:



                                       By:

                                       Its:



                                       CITY  NATIONAL  BANK,  Individually  as a
                                       Lender




                                       By:
                                       Its:



                                       FIRST    NATIONAL   BANK   OF   MARYLAND,
                                       Individually as a Lender




                                       By:
                                       Its:


                                       FLEET  NATIONAL BANK,  Individually  as a
                                       Lender



                                       By:
                                       Its:




                                       THE  FUJI  BANK,  LIMITED,   LOS  ANGELES
                                       AGENCY, Individually as a Lender



                                       By:
                                       Its:



                                       THE SUMITOMO BANK, LIMITED, Individually as a Lender



                                       By:
                                       Its:

                                       NATIONAL BANK OF ALASKA, Individually as a Lender



                                       By:
                                       Its: